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                 VANGUARD INTERNATIONAL EQUITY INDEX FUND, INC.
                           EMERGING MARKETS PORTFOLIO
                             PROSPECTUS SUPPLEMENT

                                  JUNE 5, 1997

On page 10, the prospectus states that the Emerging Markets Portfolio intends to remain fully invested in common stocks. Note, however, that the Portfolio normally invests 95% of its assets in common stocks, with the remaining 5% of assets invested in cash reserves as a way of maintaining a higher degree of portfolio liquidity to meet daily redemption requests.

                                                                            PS72